                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed S-8 Registration Statement, file number 333-46355.

BDO Seidman, LLP

Woodbridge, New Jersey
March 30, 1998